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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): MARCH 29, 2002

                               THOMAS GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                  0-22010                            72-0843540
          (Commission File Number)     (I.R.S. Employer Identification No.)

                         5221 N. O'CONNOR BLVD., SUITE 500

             IRVING, TEXAS                                75039
      (Address of Principal Executive Offices)          (Zip Code)

                                 (972) 869-3400
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

                     The Index to Exhibits is on Page 4 of 5

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ITEM 5. OTHER EVENTS.

Reference EXHIBIT 10.8.

On March 29, 2002, Thomas Group, Inc. (the "Company") completed the restructuring of its revolving credit facility with its lender, Comerica Bank of Texas. The restructured facility consists of a $2.5 million revolving line of credit and a $5 million term loan. Terms of the restructured facility are included as Exhibit 10.8 with this Form 8-K.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THOMAS GROUP, INC.
                                  (Registrant)

Date:  APRIl 18, 2001             By:  /s/ John R. Hamann
                                     -----------------------
                                       John R. Hamann,
                                       President & Chief Executive Officer

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                                INDEX TO EXHIBITS

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
Exhibit number                Description                 Sequential Page Number
--------------                -----------                 ----------------------
     10.8        Third Amendment to First Amended                    5
                 and Restated Revolving Credit Loan
                 Agreement dated March 29, 2002.
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